Exhibit 10.3(b)

FOURTH AMENDMENT

TO

ROYALTY AGREEMENT

AMONG

STONEHOUSE CAPITAL LTD.

(a corporation organized and existing under the laws of the Cayman Islands)

WORLDSPACE, INC.

(a corporation organized and existing under the laws of the State of Delaware)

AND

WORLDSPACE SATELLITE COMPANY, LTD.

(a company organized and existing under the International Business Companies Act of the British Virgin Islands)

Dated as of February 28, 2006

This Fourth Amendment (“Fourth Amendment”) made as of this 28th day of February 2006 by and among:

(i)	Stonehouse Capital Ltd., a corporation organized and existing under the laws of the Cayman Islands (“Stonehouse”);

(ii)	WorldSpace Satellite Company Ltd., a company organized and existing under the International Business Companies Act of the British Virgin Islands (“WSC”); and

(iii)	WorldSpace, Inc., a corporation organized and existing under the laws of the State of Delaware (“WSI-DE”), and successor by merger to each of WorldSpace, Inc., a corporation organized under the laws of the State of Maryland (“WSI-MD”), and WorldSpace International Network Inc., a company organized under the International Business Companies Act of the British Virgin Islands (“WIN”); (WSC and WSI-DE together referred to herein as the “WorldSpace Parties”).

WITNESSETH:

WHEREAS, Stonehouse and WSC, WSI-MD and WIN did enter into that certain Royalty Agreement dated as of September 30, 2003, as amended by that certain First Amendment to Loan Restructuring Agreement and Royalty Agreement dated September 28, 2004;

WHEREAS, on December 30, 2004, Stonehouse, the WorldSpace Parties, WSI-MD and WIN did enter into that certain Second Amendment to the Loan Restructuring Agreement and Royalty Agreement among Stonehouse, WSI-MD, WIN, WSC and WSI-DE;

WHEREAS, on December 30, 2004, WIN merged with and into WSI-MD and WSI-MD immediately thereafter merged with and into WSI-DE and, by virtue of the mergers, WSI-DE assumed all of the rights, obligations and liabilities of WIN and WSI-MD in and under the Royalty Agreement by operation of law;

WHEREAS, Stonehouse and each of the WorldSpace Parties did enter into that certain Third Amendment to Royalty Agreement dated as of June 29, 2005 (the Royalty Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment thereto, the “Royalty Agreement”); and

WHEREAS, Stonehouse and each of the WorldSpace Parties desire to amend the Royalty Agreement in accordance with the provisions set forth below.

NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, Stonehouse and the WorldSpace Parties hereby agree to amend the Royalty Agreement as follows:

1.	Exhibit H to the Royalty Agreement is hereby amended by adding thereto Yenura Pte. Ltd.

2.	Section 4.07 of the Royalty Agreement is hereby deleted because it has no further effect now that there are no longer any subordinate loans listed on Exhibit J to the Restructuring Agreement and now that all of the shareholders from Exhibit K to the Restructuring Agreement have been added to Exhibit H to the Royalty Agreement. The parties further agree that in light of the deletion of Section 4.07, numbered paragraph 3 of the Third Amendment shall be of no further force or effect.

3.	This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4.	Except as otherwise hereby modified, all other terms, provisions and conditions of the Royalty Agreement shall remain in full force and effect.

5.	This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to any choice of law or conflict of law provisions thereof.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be signed in their respective names as of the date first above written.

STONEHOUSE CAPITAL LTD.

By: /s/ Abdulrahman Bin Mahfouz
Name: Abdulrahman Bin Mahfouz

By: /s/ Sultan Bin Mahfouz
Name: Sultan Bin Mahfouz

WORLDSPACE, INC., a corporation organized and existing under the laws of the State of Delaware

By: /s/ Noah A. Samara
Name: Noah A. Samara
Title: Chairman and Chief Executive Officer

WORLDSPACE SATELLITE COMPANY, LTD.

By: /s/ Noah A. Samara
Name: Noah A. Samara
Title: Chairman and Chief Executive Officer

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